WILSHIRE ESCROW
COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

WILSHIRE ESCROW COMPANY IS LICENSED BY THE DEPARTMENT OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA, LICENSE NUMBER 963-0326

SALE ESCROW INSTRUCTIONS

Matthew Shewfelt
Escrow Officer

Escrow No.: 135267-007
Date: August 21, 2018

Buyer will deposit into Escrow	
initial deposit in the amount of	14,250.00
Prior to close of escrow, buyer will deposit an additional amount of	80,750.00
Buyer herein to obtain a new first trust deed loan in the amount of	380,000.00
Total Consideration	**$475,000.00**

Prior to the expiration of the time specified in this paragraph, I will hand you $95,000.00, $14,250.00 of which will be deposited into escrow with these instructions and will further hand you the balance of down payment and necessary costs and charges in the form of a WIRE TRANSFER prior to close of escrow, and will deliver to you any instruments executed by me and additional funds which this escrow requires from me, all of which you are instructed to use and/or deliver provided that **on or before October 31, 2018**, or sooner by mutual agreement, you hold a policy of title insurance with the usual title company's exceptions, with a liability of not less than $475,000.00 covering:

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037 being a Residential property.

Lot 20, and the North half of Lot 19 of University Park Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per Map recorded in Book 8, Page 133 of Maps, in the Office of the County Recorder of said County.

Except the North 12 feet of said Lot 20.

Except any oil or mineral reservations of record, showing title vested in: **David Behrend** or his assigned LLC

FREE FROM ENCUMBRANCES EXCEPT:

(1) General and special Taxes for the fiscal year, including levies therein, personal property taxes, if any, assessed against any former owner.

(2) Covenants, conditions, restrictions, reservations, exceptions (including oil, gas or mineral rights) rights of way, rights and easements of record and in deed to file, if any, affecting the use and occupancy of said property.

(3) First Deed of Trust to record securing a note in the amount of $380,000.00. Buyer and Seller authorize and instruct escrow holder to comply with all the requirements of the lender in connection with subject loan.

INSTRUCTIONS:

INCORPORATED AGREEMENT: Incorporated herein and made a part hereof is a CALIFORNIA RESIDENTIAL PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS dated July 25, 2018, by and between **David Behrend**, (hereinafter referred to as "Buyer") and **Jose Alfaro and Claudia Novoa** (hereinafter referred to as "Seller"), which consists of TEN (10) pages, a Buyer's Inspection Advisory, which consists of ONE (1) page, and a Wire Fraud and Electronic Funds Transfer Advisory, which consists of ONE (1) page, for a total of TWELVE (12) pages.
Such California Residential Purchase Agreement and Joint Escrow Instructions and other documents are collectively referred to elsewhere in these escrow instructions, prepared by Wilshire Escrow Company and dated August 21, 2018, as the "AGREEMENT." The acceptance date for the AGREEMENT is August 7, 2018, and all contingencies and/or obligations of the parties, where applicable shall commence as of August 7, 2018.
The expiration dates for some applicable contingencies and/or obligations of the parties are summarized below in these instructions. Nothing set forth in these escrow instructions dated August 21, 2018 shall be considered as superseding or cancelling the AGREEMENT. You are to act as if the copy of the AGREEMENT in your possession bore original signatures of the principals, notwithstanding the fact that the said copies may not bear the signatures of the principals in the interests of clarity. Escrow holder is authorized and instructed to use the copy of the AGREEMENT as escrow instructions with the following clarifications set forth immediately below:

1. **FINANCING/PREQUALIFICATION:** The Buyer's financing contingency period shall remain in effect until .

2. **INSPECTION CONTINGENCY:** The Buyer's contingency regarding the investigation as to the property condition shall expire on August 24, 2018 for all inspections.

3. **PROPERTY DISCLOSURES:** The Seller shall deliver to Buyer the Property disclosures required by Paragraph 10 of the incorporated AGREEMENT on or before August 14, 2018.

4. **REPORT OF RESIDENTIAL PROPERTY RECORDS:** Seller agrees to deliver to the Buyer, prior to the close of escrow, a Report of Residential Property Records from the Dept. of Building and Safety of the City of Los Angeles, in accordance with Section 96.300 of the Los Angeles Municipal Code, at a cost to the Seller of $72.76.

5. **OTHER TERMS:** Property to be delivered vacant at the close of escrow. Buyer removes all contingencies pending clean title, Seller's signed grant deed in escrow, and signed escrow instructions. Buyer will close earlier if desired by Seller, provided Seller delivers property vacant at close of escrow.

6. **ESCROW DEPOSITS AND OUR BANK POLICY:** NOTE: IT IS NOW THE POLICY OF OUR BANK THAT ALL FUNDS RECEIVED VIA CHECK, REGARDLESS IF IT IS A PERSONAL CHECK OR A CASHIER'S CHECKS ARE SUBJECT TO A 10 BUSINESS DAY CHECK CLEARANCE HOLD BEFORE WE CAN DISBURSE ANY FUNDS.- WE CANNOT CLOSE ESCROW ON UNCLEARED FUNDS. THERE WILL BE NO HOLD ON FUNDS RECEIVED VIA WIRE TRANSFER.

7. ***ELECTRONIC SIGNATURE(S):*** *Upon receipt of this instruction signed with traditional live signatures from all parties, Escrow Holder is Authorized and instructed to accept electronic signatures as original signatures of the parties on the incorporated AGREEMENT, subsequent escrow amendments, and all future documents and instructions received. The undersigned parties are advised they may be required to submit documents with traditional live signatures into this escrow in the following circumstances, which include but are not limited to: 1) where traditional live signatures are mandatory (such as recordable documents, city reports, government and/or lender documents); and 2) as required by Escrow Holder on any document in its sole discretion it deems a traditional live signatures is required, including any wire transfer instructions or document(s) for the disbursement of funds. Escrow Holder will not complete any release of deposit using electronic signatures.*
Escrow Holder is not liable or responsible for any loss that may occur by its receipt or reliance on documents or instructions with an electronic signature and Escrow Holder has no liability for forgeries, fraud, impersonations, or false representations made by anyone (including but not limited to principals to this escrow or any third parties.)"

8. You are hereby authorized to destroy without liability and without further notice to us, all documents, papers, instructions and any other material in connection with this escrow five years after termination of same.

9. We, jointly and severally, agree to save and hold you harmless, by reason of any misrepresentation or omission by any of the parties to this escrow as to compliance with rules and/or regulations of any governmental agency, State, Federal, Municipal, or otherwise, as concerns rent control, priorities, price ceilings, and matters of a like nature.

10. In the event that the conditions of this escrow have not been complied with at the expiration of the time provided for herein, you are instructed to complete the same at the earliest possible date thereafter, unless we or either of us have made written demand upon you for return of the money and/or instruments deposited by either of us, in which case you may return all instruments and/or funds to the respective parties hereto and this escrow will without further notice be considered terminated, or you may withhold and stop all further proceedings in this escrow without liability for interest on funds held or for damages or otherwise until receipt of mutual cancellation instructions by all parties shall have been deposited in this escrow, whereupon you are then instructed to disburse the escrow funds and instruments accordingly, less your proper charges. You are further authorized and instructed to remit all the funds by your check to the party(ies) depositing same in this escrow if this escrow is not consummated, unless specifically instructed to the contrary.

11. If conflicting demands are made or notice served upon you or legal action is taken in connection with this escrow, you shall not be required to determine the same or take any action in the premises, but may withhold and stop all further proceedings without liability therefor, or you may file suit in interpleader or for declaratory relief. If you are required to respond to any legal summons or proceedings or if any action of interpleader or declaratory relief is brought by you, we jointly and severally agree to pay all costs, expenses and reasonable attorney's fees expended or incurred by you, and a lien is hereby created in your company's favor to cover said items. We agree to save you harmless as escrow holder hereunder from all loss and expenses, including reasonable attorney's fees and court costs sustained by reason of any action, legal or otherwise, which may in any way arise out of this escrow, before or after closing, notwithstanding anything in these instructions to the contrary. This shall not be construed as indemnifying the escrow holder against his negligence or breach of duty.

12. We jointly and severally, agree that in the event of cancellation we shall pay you a sum sufficient to pay you for any expenses which you have incurred pursuant to these instructions, said expenses and fees to be put in escrow before cancellation is effective. We further agree that said charges may be apportioned to us in a manner which you consider equitable and that your decision in that regard will be binding and conclusive upon us. Any uncashed funds which have been deposited by a licensed real estate broker for either or both of us shall be returned to such broker.

13. Any action brought against the escrow holder, based on these instructions or the transaction arising therefrom, shall be filed within one (1) year from the closing of said escrow, or shall be forever barred.

14. Recordation of any instruments delivered through this escrow, if necessary or proper in the issuance of the policy of title insurance called for, is authorized, and in connection therewith, funds and/or instruments received in this escrow may be delivered to, or deposited with any Bank, Title Company, Savings and Loan Association, or Licensed Escrow Agent, subject to your order, prior to the close of escrow, for the purpose of complying with the terms and conditions of these escrow instructions.

15. Escrow Holder is authorized and instructed that, in the event any party utilizes a 'facsimile' transmitted, signed document or instructions (including documents or instructions containing an electronic signature) to Escrow Holder, you are to rely on same for all escrow instruction purposes and for the closing of escrow as if such a document bears original signatures. Facsimile signatures, including those reflecting electronic signatures, are not acceptable for recordable documents.

16. You further acknowledge and agree that should you make unilateral changes to proposed escrow instructions and/or escrow amendment/supplement prepared by and received from Escrow Holder, you agree to notify Escrow Holder, in a separate writing, of any changes made to such instructions. By your failure to provide Escrow Holder with a separate, written notification of any changes made to proposed escrow instructions and/or escrow amendment/supplement prepared by and received from Escrow Holder, you acknowledge and agree that your act of providing Escrow Holder with an executed signature page of the non-disclosed, revised escrow instructions and/or escrow amendment/supplement shall bind and obligate you to the terms and provisions of the escrow instructions and/or escrow amendment/supplement originally received from Escrow Holder and shall constitute your irrevocable instruction to Escrow Holder to comply with the instructions as originally drafted by Escrow

Holder.

17. All funds received in this escrow will be deposited with other escrow funds in one or more non-interest bearing escrow accounts of Escrow Holder in a financial institution selected by Escrow Holder. Escrow Holder shall not be responsible and shall have no liability for any delay in closing this escrow if the funds deposited in this escrow are not available for immediate withdrawal as a matter of right following deposit in such financial institution. All cash deposits will be reported. No cash deposits will be accepted after 2:00pm. It is strongly encouraged that all deposits be made by wire transfer. The deposit of "Official Checks", "Credit Card Checks" may cause a delay due to the additional time required by financial institution for check clearance.

18. Clients have the opportunity to earn interest on funds deposited with Escrow Holder through a deposit account arrangement that Escrow Holder has established with one of its financial institutions, provided Buyer and Seller have jointly approved such deposit in an interest-bearing account as provided by Department of Corporations. The interest rate for these accounts varies between financial institutions, fluctuates periodically based on market conditions and other factors, and may change prior to or during the time funds are on deposit. A client will not have an opportunity to earn interest on any funds deposited by a lender. If a client elects to earn interest through this special account arrangement, Escrow Holder will charge an additional fee of $75.00 for the establishment and maintenance of the account. This fee compensates Escrow Holder for the costs associated with opening and managing the interest-bearing account, preparing correspondence and/or documentation, transferring funds, maintaining appropriate records for audit and/or reconciliation purposes and filing any required tax withholding statements. It is important that client considers this cost in its decision since the cost may exceed the interest client earns. If client is interested in having funds deposited in an interest bearing account, please contact the escrow officer.
All parties depositing funds in connection with this escrow are hereby notified that the funds so deposited are insured only to the limit provided by the Federal Deposit Insurance Corporation.
Funds deposited by a lender are ordinarily deposited to escrow one or two days prior to closing. Be aware that a lender may begin charging interest on its loan from the date loan funds are deposited into Escrow Holder's escrow trust account.

19. All adjustments and prorations called for in this escrow shall be made on the basis of a thirty (30) day month, three hundred sixty (360) day year, unless otherwise instructed in writing.

20. Escrow Holder shall not be responsible or have any liability with respect to the sufficiency or correctness as to form, manner of execution, or validity of any document deposited in this escrow, nor as to the identity, authority or rights of any person executing the same. Escrow Holder's duties hereunder shall be limited to the proper handling and disbursement of funds deposited in escrow and the proper safekeeping and delivery of such documents received by Escrow Holder, in accordance with the mutually executed written instructions given to Escrow Holder in this escrow.

21. Escrow Holder is instructed to draw a Grant Deed, using any standard form, conveying title from Seller to Buyer. Buyer acknowledges that Escrow Holder cannot give advice as to vesting, and understands that the vesting designated may have significant legal and tax consequences. Buyer is advised to seek the advice of Buyer's own attorney and accountant with regard to vesting. Buyer shall furnish Escrow Holder with Buyer's vesting prior to the date of preparation of Buyer's loan documents or close of escrow (if Buyer is not obtaining financing). Escrow Holder is hereby authorized and instructed to complete and/or correct Buyer's vesting on the Grant Deed, even if it has already been executed and notarized. If Buyer is married and taking title alone, (1) Buyer shall furnish Escrow Holder with the name of Buyer's Spouse, (2) Escrow Holder is authorized and instructed to prepare an Interspousal Transfer or Quitclaim Deed for Buyer's spouse's signature and (3) Escrow Holder is to record same at close of escrow, charging Buyer's account for the preparation and recording fees associated with this deed.

22. **ARBITRATION:** In the event of a claim or controversy between Escrow Holder and any party hereto involving an amount greater than $5,000.00 and arising out of this escrow, either Escrow Holder or such other party may demand arbitration pursuant to the Rules of the American Arbitration Association. The decision of the arbitrator shall be binding on all parties and judgment upon the award of the arbitrator may be entered in any court have jurisdiction thereof.

________________ Seller(s) initials DB Buyer(s) initials

Holder.

17. All funds received in this escrow will be deposited with other escrow funds in one or more non-interest bearing escrow accounts of Escrow Holder in a financial institution selected by Escrow Holder. Escrow Holder shall not be responsible and shall have no liability for any delay in closing this escrow if the funds deposited in this escrow are not available for immediate withdrawal as a matter of right following deposit in such financial institution. All cash deposits will be reported. No cash deposits will be accepted after 2:00pm. It is strongly encouraged that all deposits be made by wire transfer. The deposit of "Official Checks", "Credit Card Checks" may cause a delay due to the additional time required by financial institution for check clearance.

18. Clients have the opportunity to earn interest on funds deposited with Escrow Holder through a deposit account arrangement that Escrow Holder has established with one of its financial institutions, provided Buyer and Seller have jointly approved such deposit in an interest-bearing account as provided by Department of Corporations. The interest rate for these accounts varies between financial institutions, fluctuates periodically based on market conditions and other factors, and may change prior to or during the time funds are on deposit. A client will not have an opportunity to earn interest on any funds deposited by a lender. If a client elects to earn interest through this special account arrangement, Escrow Holder will charge an additional fee of $75.00 for the establishment and maintenance of the account. This fee compensates Escrow Holder for the costs associated with opening and managing the interest-bearing account, preparing correspondence and/or documentation, transferring funds, maintaining appropriate records for audit and/or reconciliation purposes and filing any required tax withholding statements. It is important that client considers this cost in its decision since the cost may exceed the interest client earns. If client is interested in having funds deposited in an interest bearing account, please contact the escrow officer.

All parties depositing funds in connection with this escrow are hereby notified that the funds so deposited are insured only to the limit provided by the Federal Deposit Insurance Corporation.

Funds deposited by a lender are ordinarily deposited to escrow one or two days prior to closing. Be aware that a lender may begin charging interest on its loan from the date loan funds are deposited into Escrow Holder's escrow trust account.

19. All adjustments and prorations called for in this escrow shall be made on the basis of a thirty (30) day month, three hundred sixty (360) day year, unless otherwise instructed in writing.

20. Escrow Holder shall not be responsible or have any liability with respect to the sufficiency or correctness as to form, manner of execution, or validity of any document deposited in this escrow, nor as to the identity, authority or rights of any person executing the same. Escrow Holder's duties hereunder shall be limited to the proper handling and disbursement of funds deposited in escrow and the proper safekeeping and delivery of such documents received by Escrow Holder, in accordance with the mutually executed written instructions given to Escrow Holder in this escrow.

21. Escrow Holder is instructed to draw a Grant Deed, using any standard form, conveying title from Seller to Buyer. Buyer acknowledges that Escrow Holder cannot give advice as to vesting, and understands that the vesting designated may have significant legal and tax consequences. Buyer is advised to seek the advice of Buyer's own attorney and accountant with regard to vesting. Buyer shall furnish Escrow Holder with Buyer's vesting prior to the date of preparation of Buyer's loan documents or close of escrow (if Buyer is not obtaining financing). Escrow Holder is hereby authorized and instructed to complete and/or correct Buyer's vesting on the Grant Deed, even if it has already been executed and notarized. If Buyer is married and taking title alone, (1) Buyer shall furnish Escrow Holder with the name of Buyer's Spouse, (2) Escrow Holder is authorized and instructed to prepare an Interspousal Transfer or Quitclaim Deed for Buyer's spouse's signature and (3) Escrow Holder is to record same at close of escrow, charging Buyer's account for the preparation and recording fees associated with this deed.

22. **ARBITRATION:** In the event of a claim or controversy between Escrow Holder and any party hereto involving an amount greater than $5,000.00 and arising out of this escrow, either Escrow Holder or such other party may demand arbitration pursuant to the Rules of the American Arbitration Association. The decision of the arbitrator shall be binding on all parties and judgment upon the award of the arbitrator may be entered in any court have jurisdiction thereof.

J CAN.
Seller(s) initials

Buyer(s) initials

23. **WIRE TRANSFER POLICY: BE ALERT** – ONLINE BANKING AND WIRE TRANSFER FRAUD IS ON THE RISE. You are advised to be diligent in securing your e-mail and computer or mobile device to prevent cyber actors from gaining access to your email account through malware, social engineering, phishing, or other method(s) and providing fraudulent bank account information to escrow holder for the delivery of your funds. In an effort to combat the rise of wire transfer fraud, Wilshire Escrow Company's policy regarding wire transfers shall be as follows:

    The delivery of wire transfer instructions via fax or hand delivery is strongly encouraged

    Any and all wire transfer instructions delivered via email will need verbal verification prior to the disbursement of funds. <u>In a separate communication from the delivery of your wire transfer instructions, please provide your phone number, mother's maiden name, and date of birth upon the opening of escrow so we can complete the verbal verification prior to closing.</u>

    Alternately, escrow holder may submit a verification of deposit to your bank using a VOD service to ensure that the account is legitimate and that the account number and matches the beneficiary name provided.

    Escrow holder will require you to provide your wire transfer instructions **48 hours prior to the scheduled wire transfer**. Instructions for the delivery of international wire transfers will need to be provided 72 hours prior to the scheduled wire transfer. **Providing escrow holder with wire transfer instructions after the aforementioned time periods may delay the delivery of your funds.** You are strongly encouraged to provide your wire transfer instructions to escrow holder as soon as possible during the escrow period to prevent any delays at the closing.

    Your cooperation and understanding in complying with these requirements, which are for the mutual protection of both Wilshire Escrow Company and its clients, is greatly appreciated. Wilshire Escrow Company takes extraordinary measures to curtail cyber fraud, and encourages its clients to do the same. In the event a client's email account or server is compromised, Wilshire Escrow Company assumes no liability outside of complying with the requirement to verbally verify wire transfer instructions or submit a VOD as set forth above. Wilshire Escrow Company is not obligated to deliver funds via wire transfer. However, escrow holder may do so as an accommodation to the client. Wilshire Escrow Company is not responsible for any lost interest due to the fact that wired funds may be delayed due to the above described security protocols.

    WIRE CUTOFF TIME FOR OUTGOING WIRES IS 1:00 PM. Any wires initiated after 1:00 PM are not guaranteed to be delivered the same day.

    By initialing below, the undersigned parties hereby understand and agree to the above described wire transfer policies.

	DB
Seller(s) initials	Buyer(s) initials

24. Escrow Holder will send documents to the parties in an appropriate manner, such as regular mail, facsimile or email, unless otherwise instructed. Delivery by Escrow Holder of documents to a party's real estate agent or broker shall constitute delivery to that party. Funds may be delivered by regular mail, overnight mail or wire, at the discretion of Escrow Holder, unless otherwise instructed by the party to whom the funds are being delivered.

25. **CALIFORNIA WITHHOLDING:** Withholding is required when California real estate is sold or transferred. The law requires the Buyer to withhold, however Buyer herein requests the Real Estate Escrow Person (REEP) to do the withholding. The amount withheld from the Seller or transferor is sent to the Franchise Tax Board (FTB) as required by California Revenue and Taxation Code Section 18662. Withholding is not required if any of the following apply:

    1. The total sales price is $100,000.00 or less.

    2. The property is being foreclosed upon (sold pursuant to a power of sale under a mortgage or deed of trust sold pursuant to a decree of foreclosure, or by a deed in lieu of foreclosure).

    3. The transferor is a bank acting as a trustee other than a trustee of a deed of trust.

    4. The Seller certifies to an exemption under FTB form 593-C. Form 593-C must be completed and signed prior to closing escrow. Incomplete or improperly completed forms may not exempt Seller from withholding. Seller cannot submit Form 593-C after the close of escrow.

      a. If Seller checks YES to any Item in Part II of Form 593-C, the Seller is exempt from withholding.

      b. If Seller checks YES to any item in Part III of Form 593-C, the Seller may qualify for a partial or complete withholding exemption.

23. **WIRE TRANSFER POLICY: BE ALERT** – ONLINE BANKING AND WIRE TRANSFER FRAUD IS ON THE RISE. You are advised to be diligent in securing your e-mail and computer or mobile device to prevent cyber actors from gaining access to your email account through malware, social engineering, phishing, or other method(s) and providing fraudulent bank account information to escrow holder for the delivery of your funds. In an effort to combat the rise of wire transfer fraud, Wilshire Escrow Company's policy regarding wire transfers shall be as follows:

- The delivery of wire transfer instructions via fax or hand delivery is strongly encouraged
- Any and all wire transfer instructions delivered via email will need verbal verification prior to the disbursement of funds. <u>In a separate communication from the delivery of your wire transfer instructions, please provide your phone number, mother's maiden name, and date of birth upon the opening of escrow so we can complete the verbal verification prior to closing.</u>
- Alternately, escrow holder may submit a verification of deposit to your bank using a VOD service to ensure that the account is legitimate and that the account number and matches the beneficiary name provided.
- Escrow holder will require you to provide your wire transfer instructions **48 hours prior to the scheduled wire transfer**. Instructions for the delivery of international wire transfers will need to be provided 72 hours prior to the scheduled wire transfer. **Providing escrow holder with wire transfer instructions after the aforementioned time periods may delay the delivery of your funds.** You are strongly encouraged to provide your wire transfer instructions to escrow holder as soon as possible during the escrow period to prevent any delays at the closing.

Your cooperation and understanding in complying with these requirements, which are for the mutual protection of both Wilshire Escrow Company and its clients, is greatly appreciated. Wilshire Escrow Company takes extraordinary measures to curtail cyber fraud, and encourages its clients to do the same. In the event a client's email account or server is compromised, Wilshire Escrow Company assumes no liability outside of complying with the requirement to verbally verify wire transfer instructions or submit a VOD as set forth above. Wilshire Escrow Company is not obligated to deliver funds via wire transfer. However, escrow holder may do so as an accommodation to the client. Wilshire Escrow Company is not responsible for any lost interest due to the fact that wired funds may be delayed due to the above described security protocols.

WIRE CUTOFF TIME FOR OUTGOING WIRES IS 1:00 PM. Any wires initiated after 1:00 PM are not guaranteed to be delivered the same day.

By initialing below, the undersigned parties hereby understand and agree to the above described wire transfer policies.

J   G.N

Seller(s) initials   Buyer(s) initials

24. Escrow Holder will send documents to the parties in an appropriate manner, such as regular mail, facsimile or email, unless otherwise instructed. Delivery by Escrow Holder of documents to a party's real estate agent or broker shall constitute delivery to that party. Funds may be delivered by regular mail, overnight mail or wire, at the discretion of Escrow Holder, unless otherwise instructed by the party to whom the funds are being delivered.

25. **CALIFORNIA WITHHOLDING:** Withholding is required when California real estate is sold or transferred. The law requires the Buyer to withhold, however Buyer herein requests the Real Estate Escrow Person (REEP) to do the withholding. The amount withheld from the Seller or transferor is sent to the Franchise Tax Board (FTB) as required by California Revenue and Taxation Code Section 18662. Withholding is not required if any of the following apply:

1. The total sales price is $100,000.00 or less.
2. The property is being foreclosed upon (sold pursuant to a power of sale under a mortgage or deed of trust sold pursuant to a decree of foreclosure, or by a deed in lieu of foreclosure).
3. The transferor is a bank acting as a trustee other than a trustee of a deed of trust.
4. The Seller certifies to an exemption under FTB form 593-C. Form 593-C must be completed and signed prior to closing escrow. Incomplete or improperly completed forms may not exempt Seller from withholding. Seller cannot submit Form 593-C after the close of escrow.
   a. If Seller checks YES to any Item in Part II of Form 593-C, the Seller is exempt from withholding.
   b. If Seller checks YES to any item in Part III of Form 593-C, the Seller may qualify for a partial or complete withholding exemption.

c. If Seller checks NO to all of the items in Part II and Part III, then REEP is to withhold 3-1/3% of the total sales price or the optional gain on sale withholding amount from line 5 of the certified Form 593.

d. If the Seller does not return the completed Form 593 and Form 593-C by: the close of escrow, REEP is required to withhold 3-1/3% of the total sales price.

The Seller is subject to penalty for knowingly filing a fraudulent certificate for purpose of avoiding the withholding requirement.

Buyer and Seller agree to indemnify and hold Escrow Holder harmless in the event of noncompliance resulting from information supplied by either Buyer or Seller. For additional information concerning the withholding provisions under the code sections referenced above, contact the Franchise Tax Board-Withhold-at-Source Unit at (888)792-4900 or (916) 845-4900.

26. **FOREIGN INVESTMENT IN REAL PROPERTY ACT (FIRPTA):** Buyer is hereby notified that FIRPTA withholding (Internal Revenue Code Section 1445) may be applicable to certain sales of United States real estate by non-resident aliens.

27. **PRELIMINARY CHANGE OF OWNERSHIP:** Prior to the close of escrow, Buyer may hand Escrow Holder a fully completed and executed "Preliminary Change of Ownership Report (PCOR) pursuant to the requirements of California Revenue and Taxation Code Section 480.3. Buyer may elect not to complete and execute said form prior to the close of escrow. Should Buyer choose not to execute the PCOR or should the County Recorder's office reject the PCOR for any reason, Buyer is aware that a $20.00 charge will be assessed by the County Recorder's office and Escrow Holder will charge the account of Buyer accordingly. In the event the PCOR has not been filed at the time the documents record OR the County Tax Assessor's office determines that the form has not been properly completed, Buyer will be responsible for obtaining and completing a Change of Ownership Report (COR) and any additional documents that may be required by the Assessor's office. Failure to file a proper PCOR will result in additional penalties in accordance with Section 480 of the California Revenue and Taxation Code. Escrow Holder's sole duty shall be the delivery of the PCOR to the County Recorder at the time of recordation of transfer documents, if it is provided to Escrow Holder. Escrow Holder assumes no liability or responsibility regarding the proper completion of the PCOR.

28. **SUPPLEMENTAL TAXES:** Buyer is advised that the County Tax Assessor will revalue property that changes ownership or contains new construction, which may result in a supplemental assessment. The supplemental taxes will be assessed from the date of the change in ownership or completion of construction.

29. **FIRE/HAZARD INSURANCE:** Buyer shall obtain Fire/Hazard Insurance coverage, if applicable, on the subject property prior to the close of escrow, as per requirements of the new lender. In the event the property is covered by a blanket insurance policy, Buyer shall provide Escrow Holder with a Certificate of Insurance. FAILURE TO PROVIDE FIRE/HAZARD INSURANCE MAY DELAY THE CLOSE OF ESCROW. Escrow Holder has no obligation to obtain fire or other insurance in the absence of a written instruction to do so.

30. Escrow, title, and recording charges and other costs are to be charged to the principals' accounts in accordance with customary practices in this County, unless Escrow Holder is instructed to do otherwise in writing. The charges which the Company will make for sending documents and/or checks via next day messenger service (i.e. Federal Express, UPS, DHL, Airborne, Express Mail, etc) will be charged at the actual cost, plus a mark-up to cover the Company's expenses and overhead for arranging the service. Special messenger fees will be charged at the actual cost of the messenger service, plus a mark-up to cover the Company's expenses and overhead.

31. **SPECIAL RECORDING; LATE CONFIRMATION OF RECORDING:** Seller's proceeds may not be available, and encumbrances may not be paid off, until the first business day following the day of recording if 1) documents recorded at close of escrow are recorded later in the day than 8:00am (which is called a "special recording") or if 2) the County Recorder does not provide confirmation of recording within sufficient time to allow same-day disbursement of funds by wire or check. Buyer and Seller herein understand that most counties, including Los Angeles County, do not allow for special recordings.

32. **IRS FORM 1099 REQUIREMENTS:** If requested by Escrow Holder, Seller will furnish Escrow Holder with sufficient information to file form 1099, if required, with the Internal Revenue Service for the sale of the real property which is subject to this escrow.

33. **PRIVACY POLICY:** This notification is in compliance with Escrow Holder's obligations to comply with Feceral and State Law to safeguard its clients' non public personal information. Escrow Holder collects non public personal information about its clients from the following sources:
1. Information received from clients on applications or other forms.
2. Information about clients' transactions with Escrow Holder, affiliates or others involved in the processing of clients' transactions; and
3. Information received from a consumer reporting agency.
Escrow Holder does not disclose any non public personal information about its customers or former customers to anyone, except as permitted by law.
Escrow Holder restricts access to non public information about its clients only to those employees who need to know that information to provide products or services to its clients. Escrow Holder maintains physical electronic and procedural safeguards that comply with Federal and State regulations to guard its clients' non public personal information.

34. **COUNTERPARTS:** Escrow Instructions, amendments and/or supplements thereto, may be executed in counter-part.

35. **HOLD OPEN CHARGE:** Should the Buyer and Seller hereto fail to execute closing instructions within sixty (60) days after the closing date set forth in these instructions, then Escrow Holder shall be entitled to receive an additional sum of $25.00 each month as a hold-open charge, which sum may be deducted monthly from funds on deposit with Escrow Holder. The parties hereto do agree that said additional sum is a reasonable charge.

36. **COMMON INTEREST DISCLOSURE**: It is hereby disclosed to all parties to this transaction that certain Officers and Directors of WILSHIRE ESCROW COMPANY are similarly Officers and Directors of both WINDSOR EXCHANGE CORP. and FREEMAN EXCHANGE, INC.

37. **PRORATIONS:** Escrow holder is herein authorized and instructed to adjust or prorate taxes to close of escrow. (Wilshire Escrow Company is not held responsible for any personal property tax which may be assessed against any former owner of the above described property nor for the corporation or license tax of any corporation as a former owner.)

Receipt of a copy of these instructions is hereby acknowledged; my signature on all instruments and instructions pertaining to this escrow indicates my unconditional acceptance and approval of same.

Buyer and Seller agree to pay their customary costs and charges respectively in connection with this transaction.

BUYERS:

DocuSigned by:

David Behrend

David Behrend

The foregoing terms, provisions, conditions and instructions are hereby approved and accepted in their entirety and concurred in by me. I will hand you necessary documents called for on my part to cause title to be shown as above, which you are authorized to deliver when you hold or have caused to be applied funds set forth above within the time as above provided. Pay your escrow charges, my recording fees, charges for evidence of title as called for whether or not this escrow is consummated, except those the buyer agreed to pay. You are hereby authorized to pay bonds, assessments, taxes, and any liens of record, including prepayment penalties, if any, to show title as called for. Affix documentary transfer stamps on deed as required. Receipt of a copy of these instructions is hereby acknowledged.

SELLERS:

____

Jose Alfaro

____

Claudia Novoa

33. **PRIVACY POLICY:** This notification is in compliance with Escrow Holder's obligations to comply with Federal and State Law to safeguard its clients' non public personal information. Escrow Holder collects non public personal information about its clients from the following sources:
1. Information received from clients on applications or other forms.
2. Information about clients' transactions with Escrow Holder, affiliates or others involved in the processing of clients' transactions; and
3. Information received from a consumer reporting agency.
Escrow Holder does not disclose any non public personal information about its customers or former customers to anyone, except as permitted by law.
Escrow Holder restricts access to non public information about its clients only to those employees who need to know that information to provide products or services to its clients. Escrow Holder maintains physical electronic and procedural safeguards that comply with Federal and State regulations to guard its clients' non public personal information.

34. **COUNTERPARTS:** Escrow Instructions, amendments and/or supplements thereto, may be executed in counter-part.

35. **HOLD OPEN CHARGE:** Should the Buyer and Seller hereto fail to execute closing instructions within sixty (60) days after the closing date set forth in these instructions, then Escrow Holder shall be entitled to receive an additional sum of $25.00 each month as a hold-open charge, which sum may be deducted monthly from funds on deposit with Escrow Holder. The parties hereto do agree that said additional sum is a reasonable charge.

36. **COMMON INTEREST DISCLOSURE:** It is hereby disclosed to all parties to this transaction that certain Officers and Directors of WILSHIRE ESCROW COMPANY are similarly Officers and Directors of both WINDSOR EXCHANGE CORP. and FREEMAN EXCHANGE, INC.

37. **PRORATIONS:** Escrow holder is herein authorized and instructed to adjust or prorate taxes to close of escrow. (Wilshire Escrow Company is not held responsible for any personal property tax which may be assessed against any former owner of the above described property nor for the corporation or license tax of any corporation as a former owner.)

Receipt of a copy of these instructions is hereby acknowledged; my signature on all instruments and instructions pertaining to this escrow indicates my unconditional acceptance and approval of same.

Buyer and Seller agree to pay their customary costs and charges respectively in connection with this transaction.

BUYERS:

____
David Behrend

The foregoing terms, provisions, conditions and instructions are hereby approved and accepted in their entirety and concurred in by me. I will hand you necessary documents called for on my part to cause title to be shown as above, which you are authorized to deliver when you hold or have caused to be applied funds set forth above within the time as above provided. Pay your escrow charges, my recording fees, charges for evidence of title as called for whether or not this escrow is consummated, except those the buyer agreed to pay. You are hereby authorized to pay bonds, assessments, taxes, and any liens of record, including prepayment penalties, if any, to show title as called for. Affix documentary transfer stamps on deed as required. Receipt of a copy of these instructions is hereby acknowledged.

SELLERS:

____
Jose Alfaro

Claudia Novoa
____
Claudia Novoa

WILSHIRE ESCROW COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Matthew Shewfelt
Escrow Officer

Date: September 26, 2018
Escrow No.: 135267-007

AMENDED ESCROW INSTRUCTIONS

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037

THE ABOVE NUMBERED ESCROW IS HEREBY AMENDED AND/OR SUPPLEMENTED AS FOLLOWS:

REFUND IN EVENT OF FORECLOSURE SALE: In the event the foreclosure sale for this property is not cancelled, Seller hereby understands and agrees that Sunza Investments, LLC will be entitled to the first **$56,796.97** of any overages paid to the Seller from said sale. In such event, Seller will pay the aforementioned funds directly to Sunza Investments, LLC immediately upon receipt of overages from the sale.

ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME.

SELLERS:

DocuSigned by:
Jose Alfaro
Jose Alfaro

Claudia Novoa
Claudia Novoa

BUYERS:

Sunza Investments, LLC, a Wyoming limited liability company

DocuSigned by:
By: David Behrend
David Behrend, Manager

WILSHIRE ESCROW
COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Matthew Shewfelt
Escrow Officer

Date: September 25, 2018
Escrow No.: 135267-007

AMENDED ESCROW INSTRUCTIONS

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037

THE ABOVE NUMBERED ESCROW IS HEREBY AMENDED AND/OR SUPPLEMENTED AS FOLLOWS:

PURCHASE PRICE REDUCTION: The purchase price in this escrow shall now be **THREE HUNDRED THOUSAND AND NO/100 DOLLARS** ($300,000.00) and not $475,000.00 as previously stated.

As a matter of memorandum, Buyer and Seller have opened a 2nd holding escrow with Wilshire Escrow Company, Escrow #3105-024, in which the balance of $175,000.00 will be paid to the Seller.

AMENDED FINANCING: Let this be your authority to amend the original escrow instructions dated August 21, 2018 according to reflect the new purchase price, new loan amount and the new balance of funds to be deposited into escrow.

Buyer will hand WILSHIRE ESCROW COMPANY initial deposit in the amount of	14,250.00
Prior to close of escrow, buyer will deposit an additional amount of	18,186.71
Buyer to take title "subject to" first trust deed with a current principal balance of	267,563.29
Total Consideration	**$300,000.00**

ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME.

SELLERS:

DocuSigned by:
Jose Alfaro

Jose Alfaro

Claudia Novoa

Claudia Novoa

BUYERS:

Sunza Investments, LLC, a Wyoming limited liability company

By ______________________
David Behrend, Manager

WILSHIRE ESCROW
COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Matthew Shewfelt
Escrow Officer

Date: September 25, 2018
Escrow No.: 135267-007

AMENDED ESCROW INSTRUCTIONS

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037

THE ABOVE NUMBERED ESCROW IS HEREBY AMENDED AND/OR SUPPLEMENTED AS FOLLOWS:

You are authorized and instructed to close this escrow without having obtained an evidence of fire insurance on behalf of the buyer. Buyer shall obtain and pay for said insurance premium outside of escrow, and escrow holder need not be further concerned herewith.

The undersigned Buyer has made their complete investigation as to the physical and/or geological condition of the subject property and hereby approves of the same or hereby waives any contingencies in this escrow in connection therewith. In either case, escrow holder need not to be further concerned with the physical and/or geological condition of the subject property.

The undersigned Buyer has made their complete investigation as to the possible location of the subject property in a Flood Hazard Zone as defined by the Federal Emergency Management Agency, a Special Studies/Seismic Hazard Zone as defined by California Public Resources Code Sections 2621-2625, or in a State Fire Responsibility Area as defined by the California Public Resources Code, and Buyer has approved of the results of such investigation. Escrow holder need not be further concerned therewith.

The undersigned Buyer has received a Real Estate Transfer Disclosure Statement from the Sellers in accordance with the California Civil Code and hereby approve of the same.

The undersigned Buyer hereby acknowledges receipt of the Residential Earthquake Hazards Report from the Seller, the booklet entitled "Homeowner's Guide to Earthquake Safely," and the booklet entitled "Environmental Hazards: Guide for Homeowner's and Buyers" Escrow holder may proceed to close this escrow without further concern for the same.

The undersigned Buyer hereby approves that Seller has installed earthquake gas shut off valves, smoke detectors, carbon monoxide detectors, ultra low flow toilets, low flow showerheads, and has properly braced/strapped/or anchored the water heater at the subject property in accordance with state law and has received a written state of compliance for the same. Escrow holder is hereby authorized and instructed to close this escrow forthwith without further concern for this matter.

All the terms of the escrow instructions dated August 21, 2018 and the amendments thereto have been satisfied and escrow holder is authorized and instructed to close this escrow with Buyer's full approval of the same.

ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME.

Sunza Investments, LLC, a Wyoming limited liability company

By: ______________________________
David Behrend, Manager

WILSHIRE ESCROW COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Matthew Shewfelt
Escrow Officer

Date: September 24, 2018
Escrow No.: 135267-007

AMENDED ESCROW INSTRUCTIONS

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037

THE ABOVE NUMBERED ESCROW IS HEREBY AMENDED AND/OR SUPPLEMENTED AS FOLLOWS:

AMENDED FINANCING: Let this be your authority to amend the original escrow instructions dated August 21, 2018 according to reflect the new purchase price, new loan amount and the new balance of funds to be deposited into escrow.

Buyer will hand WILSHIRE ESCROW COMPANY initial deposit in the amount of	14,250.00
Prior to close of escrow, buyer will deposit an additional amount of	152,357.57
Buyer to take title "subject to" first trust deed with with a current payoff amount of	308,392.43
Total Consideration	**$475,000.00**

CLOSE DATE: The close of escrow is hereby amended to be on or before September 26, 2018.

LOAN OF RECORD: The Buyer shall take title to the property subject to the existing 1st Deed of Trust loan of record, which shall become the sole responsibility of the Buyer following the close of escrow. The Seller agrees to furnish the Buyer with copies of any documentation as may be reasonably required for the Buyer to confirm the remaining balance, status, and terms and conditions of the loans of record. This escrow is subject to the Buyer's approval of this documentation in connection with the 1st Trust Deed loan of record. Prior to the close of escrow, Buyer and Seller shall advise the escrow holder of the remaining balance, interest rate, date to which interest is paid and such other information as the escrow holder may require ascertaining the balance of this note and proration information necessary to the closing of this escrow. The Buyer and Seller warrant that they shall each rely on their own independent investigations as to all matters concerning the existing 1st Trust Deed loan of record, including, but not limited to remaining balance, interest rate, due dates, payment status, prepayment provisions, increases in the interest rate due to unauthorized transfers ("default interest"), restrictions on secondary financing, and due on sale provisions in approving this loan. Buyer and Seller hereby agree to indemnify the escrow holder and hold him harmless against all loss or liability that escrow holder may incur as a result of any discrepancy between the remaining balance, interest rate, due date, payment status, prepayment provisions, other terms and conditions, and due on sale provision, in the 1st Trust Deed loan as independently verified by the Buyer and Seller and the remaining balance, interest rate, due date, payment status, prepayment provisions, other terms and conditions, and due on sale provision, in the 1st Trust Deed loan as may be asserted by the holder of this obligation. Without limiting the previous indemnity, Buyer and Seller also specifically agree to indemnify the escrow holder and hold him harmless against all loss or liability that it may incur as a result of the 1st Trust Deed holder invoking any "due on sale" provision contained in its note and Deed of Trust as a result of the transfer of title contemplated herein.

Attached hereto and made a part hereof is a payoff demand statement from Affinia Default Services, LLC dated 9/20/18. Buyer and Seller hereby authorize escrow holder to use the "payoff" amount described therein as a basis for closing this escrow "subject to" said existing loan. Per the payoff demand statement, said amount includes all principal, interest, and other costs due up to and including 9/26/18. At the close of escrow, escrow holder is authorized and instructed to debit the Seller the current "payoff" amount of **$308,392.43** and credit the same to the Buyer at the close of escrow.

Escrow holder is authorized and instructed to debit the Buyer for the **entire amount needed to reinstate said existing loan** at the close of escrow and pay the same to the lender, Specialized Loan Servicing, pursuant to their separate instructions. There shall be no proration of loan interest.

PRELIMINARY TITLE REPORT: The undersigned buyer has read and hereby approves of the preliminary title report from Lawyers Title Company, Order No. 118093305, dated July 25, 2018, with the exception of items 6 of Schedule B, which shall be removed prior to issuing a policy of title insurance. Item #5 shall remain of record after the close of escrow.

ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME.

SELLERS:

DocuSigned by:
Jose Alfaro
Jose Alfaro

Claudia Novoa
Claudia Novoa

BUYERS:

Sunza Investments, LLC, a Wyoming limited liability company

By: ____________________
David Behrend, Manager

WILSHIRE ESCROW
COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Matthew Shewfelt
Escrow Officer

Date: September 24, 2018
Escrow No.: 135267-007

AMENDED ESCROW INSTRUCTIONS

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037

THE ABOVE NUMBERED ESCROW IS HEREBY AMENDED AND/OR SUPPLEMENTED AS FOLLOWS:

AMENDED FINANCING: Let this be your authority to amend the original escrow instructions dated August 21, 2018 according to reflect the new purchase price, new loan amount and the new balance of funds to be deposited into escrow.

Buyer will hand WILSHIRE ESCROW COMPANY initial deposit in the amount of	14,250.00
Prior to close of escrow, buyer will deposit an additional amount of	152,357.57
Buyer to take title "subject to" first trust deed with with a current payoff amount of	308,392.43
Total Consideration	**$475,000.00**

CLOSE DATE: The close of escrow is hereby amended to be on or before September 26, 2018.

LOAN OF RECORD: The Buyer shall take title to the property subject to the existing 1st Deed of Trust loan of record, which shall become the sole responsibility of the Buyer following the close of escrow. The Seller agrees to furnish the Buyer with copies of any documentation as may be reasonably required for the Buyer to confirm the remaining balance, status, and terms and conditions of the loans of record. This escrow is subject to the Buyer's approval of this documentation in connection with the 1st Trust Deed loan of record. Prior to the close of escrow, Buyer and Seller shall advise the escrow holder of the remaining balance, interest rate, date to which interest is paid and such other information as the escrow holder may require ascertaining the balance of this note and proration information necessary to the closing of this escrow. The Buyer and Seller warrant that they shall each rely on their own independent investigations as to all matters concerning the existing 1st Trust Deed loan of record, including, but not limited to remaining balance, interest rate, due dates, payment status, prepayment provisions, increases in the interest rate due to unauthorized transfers ("default interest"), restrictions on secondary financing, and due on sale provisions in approving this loan. Buyer and Seller hereby agree to indemnify the escrow holder and hold him harmless against all loss or liability that escrow holder may incur as a result of any discrepancy between the remaining balance, interest rate, due date, payment status, prepayment provisions, other terms and conditions, and due on sale provision, in the 1st Trust Deed loan as independently verified by the Buyer and Seller and the remaining balance, interest rate, due date, payment status, prepayment provisions, other terms and conditions, and due on sale provision, in the 1st Trust Deed loan as may be asserted by the holder of this obligation. Without limiting the previous indemnity, Buyer and Seller also specifically agree to indemnify the escrow holder and hold him harmless against all loss or liability that it may incur as a result of the 1st Trust Deed holder invoking any "due on sale" provision contained in its note and Deed of Trust as a result of the transfer of title contemplated herein.

Attached hereto and made a part hereof is a payoff demand statement from Affinia Default Services, LLC dated 9/20/18. Buyer and Seller hereby authorize escrow holder to use the "payoff" amount described therein as a basis for closing this escrow "subject to" said existing loan. Per the payoff demand statement, said amount includes all principal, interest, and other costs due up to and including 9/26/18. At the close of escrow, escrow holder is authorized and instructed to debit the Seller the current "payoff" amount of **$308,392.43** and credit the same to the Buyer at the close of escrow.

Escrow holder is authorized and instructed to debit the Buyer for the **entire amount needed to reinstate said existing loan** at the close of escrow and pay the same to the lender, Specialized Loan Servicing, pursuant to their separate instructions. There shall be no proration of loan interest.

PRELIMINARY TITLE REPORT: The undersigned buyer has read and hereby approves of the preliminary title report from Lawyers Title Company, Order No. 118093305, dated July 25, 2018, with the exception of items 6 of Schedule B, which shall be removed prior to issuing a policy of title insurance. Item #5 shall remain of record after the close of escrow.

ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME.

SELLERS:

Jose Alfaro

Claudia Novoa

BUYERS:

Sunza Investments, LLC, a Wyoming limited liability company

By: David Behrend, Manager

DocuSign Envelope ID: E9C5903A-B330-4213-86F7-B2D6E0FF9FDE

WILSHIRE ESCROW COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Matthew Shewfelt
Escrow Officer

Date: August 21, 2018
Escrow No.: 135267-007

AMENDED ESCROW INSTRUCTIONS

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037

THE ABOVE NUMBERED ESCROW IS HEREBY AMENDED AND/OR SUPPLEMENTED AS FOLLOWS:

ASSIGNMENT OF BUYER'S INTEREST: The Buyer in this escrow shall now be as follows: "Sunza Investments, LLC, a Wyoming limited liability company"

David Behrend hereby assigns all of his right, title and interest in and to this escrow, and all monies on deposit herein to Sunza Investments, LLC as its interests are defined above.

Sunza Investments, LLC hereby accepts said assignment and acknowledges that it hasboth received copies of the original escrow instructions, dated August 21, 2018, that it has read and carefully reviewed the terms and conditions contained therein and fully understands such terms and conditions and agrees to be bound by the same insofar as such terms and conditions pertain to the Buyer.

The undersigned Seller hereby consents to the above assignment.

ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME.

SELLERS:

DocuSigned by:

Jose Alfaro

Claudia Novoa

BUYERS:

Sunza Investments, LLC, a Wyoming limited liability company

By: ______________________
David Behrend, Manager

WILSHIRE ESCROW
COMPANY
Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Matthew Shewfelt
Escrow Officer

Date: August 21, 2018
Escrow No.: 135267-007

AMENDED ESCROW INSTRUCTIONS

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037

THE ABOVE NUMBERED ESCROW IS HEREBY AMENDED AND/OR SUPPLEMENTED AS FOLLOWS:

ASSIGNMENT OF BUYER'S INTEREST: The Buyer in this escrow shall now be as follows:
"Sunza Investments, LLC, a Wyoming limited liability company"

David Behrend hereby assigns all of his right, title and interest in and to this escrow, and all monies on deposit herein to Sunza Investments, LLC as its interests are defined above.

Sunza Investments, LLC hereby accepts said assignment and acknowledges that it hasboth received copies of the original escrow instructions, dated August 21, 2018, that it has read and carefully reviewed the terms and conditions contained therein and fully understands such terms and conditions and agrees to be bound by the same insofar as such terms and conditions pertain to the Buyer.

The undersigned Seller hereby consents to the above assignment.

ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME.

SELLERS:

____
Jose Alfaro

____
Claudia Novoa

BUYERS:

Sunza Investments, LLC, a Wyoming limited liability company

DocuSigned by:

By: *David Behrend*
David Behrend, Manager

DocuSign Envelope ID: E9C5903A-B330-4213-86F7-B2D6E0FF9FDE

WILSHIRE ESCROW COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Matthew Shewfelt
Escrow Officer

Date: September 18, 2018
Escrow No.: 135267-007

AMENDED ESCROW INSTRUCTIONS

Property Address: 3910 Wisconsin Street, Los Angeles, CA 90037

THE ABOVE NUMBERED ESCROW IS HEREBY AMENDED AND/OR SUPPLEMENTED AS FOLLOWS:

9A WAIVER: You are authorized and instructed to close this escrow forthwith without having delivered to the Buyer the Report of Residential Property Records and Pending Special Assessment Liens (the "9A Report" herein) from the Department of Building and Safety of the City of Los Angeles. Escrow holder has ordered said Report and will deliver the same to the Buyer upon receipt, which will be after the close of escrow. The undersigned Buyer hereby agrees to indemnify Wilshire Escrow Company, the Real Estate Broker(s), and their agents, and hold it free and harmless from any and all loss and/or liability which Buyer or escrow holder may incur by reason that Buyer has not received such 9A Report prior to the closing of this escrow.

ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME.

SELLERS:

DocuSigned by:

Jose Alfaro

Claudia Novoa

Claudia Novoa

BUYERS:

Sunza Investments, LLC, a Wyoming limited liability company

By: ______________________

David Behrend, Manager